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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2000


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2000, PROVIDING FOR THE ISSUANCE OF
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-1)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-84249                 13-3439681
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                               10013
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(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 723-6391
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On March 30, 2000, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 2000-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2000 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor") and Citicorp Mortgage, Inc. as master servicer (in such capacity, the "Master Servicer") and as trust administrator (in such capacity, the "Trust Administrator"), U.S. Bank Trust National Association as co-trustee (the "Co-trustee") and U.S. Bank National Association, as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $82,393,709 as of March 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated March 27, 2000, between the Depositor and Salomon Brothers Realty Corp.. The Certificates were sold by the Depositor to Salomon Smith Barney Inc., an affiliate of the Depositor, pursuant to an underwriting agreement, dated March 27, 2000, between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and initial Pass- Through Rates:


                      Initial Certificate
Class                  Principal Balance                Pass-Through Rate
-----                  -----------------                -----------------
A-1                       $77,657,158                       Variable
A-2                       $77,657,158(1)                    Variable
IO                        $82,393,709(1)                    Variable
PO                         $3,087,842                         N/A
B-1                          $618,000                   9.00% per annum
B-2                          $206,000                   9.00% per annum
B-3                          $206,000                   9.00% per annum
B-4                          $330,000                   9.00% per annum
B-5                          $123,000                   9.00% per annum



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                                       -3-



B-6                          $165,708.35                9.00% per annum
R-I                             100%                         N/A
R-II                            100%                         N/A

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(1) Initial Notional Amount

                  The Certificates (except for the Class B-4, Class B-5, Class B-6, Class R-I and Class R-II Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated November 8, 1999, and the Prospectus Supplement, dated March 27, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, Class B-5, ClassB-6, Class R-I, Class R-II Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



      Exhibit No.                           Description

          4.1 Pooling and Servicing Agreement, dated as of March 1, 2000, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Citicorp Mortgage, Inc. as Master Servicer and as Trust Administrator, U.S. Bank Trust National Association as Co-Trustee and U.S. Bank National Association, as Trustee, relating to the Series 2000-1 Certificates.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 30, 2000

                                        SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.



                                        By:  /s/  David Reedy
                                           -------------------------------
                                        Name:     David Reedy
                                        Title:    Assistant Vice President





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                                Index to Exhibits



       Exhibit No.                             Description
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           4.1             Pooling and Servicing Agreement, dated as of March
                           1, 2000, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Citicorp Mortgage, Inc. as Master Servicer and as Trust Administrator, U.S. Bank Trust National Association as Co-trustee and U.S. Bank National Association as Trustee.